HASC 05-NC2

Investor:	Cheyne
Sales Person	M. Kelly
Date	9/29/2005

Triggers Fail
Cum. Loss
To Maturity
LTC - see assumptions tab
fwd LIBOR - see assumptions tab
Lag - 12 mos

Class: M1	Severity
px: 100-00	30%	40%	50%
fwd
DM	46	46	46
WAL	3.81	3.87	3.91

fwd + 200
DM	46	46	46
WAL	3.84	3.9	3.94

fwd + 300
DM	46	46	46
WAL	3.89	3.96	4

Class: M2	Severity
px: 100-00	30%	40%	50%
fwd
DM	48	48	48
WAL	4.17	4.26	4.32

fwd + 200
DM	48	48	48
WAL	4.2	4.3	4.36

fwd + 300
DM	48	48	48
WAL	4.27	4.37	4.43

Class: M3	Severity
px: 100-00	30%	40%	50%
fwd
DM	50	50	50
WAL	4.51	4.63	4.72

fwd + 200
DM	50	50	50
WAL	4.55	4.68	4.77

fwd + 300
DM	50	50	50
WAL	4.63	4.77	4.87

Month	Fwd	fwd + 200	fwd + 300
1	6.19	6.19	6.19
2	6.19	8.22	9.23
3	6.33	8.29	9.27
4	6.34	8.37	9.39
5	6.36	8.40	9.42
6	6.42	8.27	9.20
7	6.45	8.51	9.54
8	6.45	8.46	9.46
9	6.48	8.58	9.62
10	6.48	8.52	9.54
11	6.49	8.62	9.69
12	6.50	8.65	9.73
13	6.50	8.60	9.64
14	6.51	8.70	9.79
15	6.51	8.65	9.71
16	6.53	8.75	9.86
17	6.53	8.77	9.89
18	6.49	8.52	9.54
19	6.52	8.75	9.86
20	6.51	8.63	9.69
21	6.62	8.79	9.87
22	7.31	9.38	10.41
23	7.84	9.94	10.99
24	7.85	9.96	11.01
25	7.84	9.93	10.97
26	7.87	10.05	11.14
27	7.97	10.09	11.15
28	8.31	8.32	8.41
29	8.82	8.85	8.85
30	8.83	8.86	8.86
31	8.84	8.86	8.87
32	8.85	8.89	8.89
33	8.91	9.01	9.01
34	9.23	9.79	9.80
35	9.44	10.39	10.39
36	9.45	10.39	10.39
37	9.45	10.39	10.39
38	9.45	10.40	10.41
39	9.47	10.49	10.52
40	9.56	11.04	11.29
41	9.63	11.43	11.87
42	9.63	11.43	11.87
43	9.63	11.43	11.87
44	9.63	11.43	11.87
45	9.64	11.45	11.94
46	9.70	11.55	12.29
47	9.76	11.63	12.53
48	9.76	11.63	12.53
49	9.76	11.63	12.53
50	9.76	11.64	12.53
51	9.76	11.65	12.55
52	9.77	11.72	12.64
53	9.76	11.75	12.68
54	9.76	11.75	12.68
55	9.76	11.76	12.68
56	9.76	11.76	12.68
57	9.76	11.76	12.70
58	9.79	11.79	12.76
59	9.83	11.83	12.82
60	9.83	11.83	12.82
61	9.83	11.83	12.82
62	9.83	11.83	12.82
63	9.83	11.83	12.83
64	9.85	11.84	12.84
65	9.84	11.84	12.84
66	9.84	11.84	12.84
67	9.84	11.84	12.84

Month	Fwd	fwd + 200	fwd + 300
1	4.19	4.19	4.19
2	1.63	1.63	2.64
3	1.77	1.78	2.76
4	1.62	1.64	2.66
5	1.62	1.65	2.67
6	2.06	2.09	3.02
7	1.62	1.67	2.70
8	1.76	1.83	2.83
9	1.62	1.70	2.75
10	1.76	1.86	2.88
11	1.62	1.74	2.80
12	1.61	1.76	2.83
13	1.76	1.91	2.96
14	1.61	1.79	2.89
15	1.75	1.95	3.02
16	1.61	1.83	2.94
17	1.60	1.85	2.97
18	2.03	2.26	3.28
19	1.59	1.83	2.95
20	1.73	1.93	2.98
21	1.67	1.86	2.94
22	2.50	2.65	3.69
23	2.87	2.99	4.04
24	2.85	2.99	4.05
25	2.99	3.17	4.22
26	2.85	3.07	4.16
27	3.08	3.31	4.37
28	3.25	1.31	1.40
29	3.76	1.84	1.84
30	4.07	2.28	2.28
31	3.75	1.84	1.84
32	3.91	2.08	2.08
33	3.80	1.96	1.96
34	4.26	2.96	2.96
35	4.30	3.32	3.33
36	4.28	3.31	3.31
37	4.42	3.52	3.52
38	4.24	3.22	3.23
39	4.45	3.57	3.60
40	4.41	3.93	4.17
41	4.49	4.32	4.76
42	4.98	5.00	5.44
43	4.51	4.34	4.78
44	4.68	4.57	5.01
45	4.52	4.36	4.85
46	4.75	4.69	5.43
47	4.64	4.55	5.45
48	4.63	4.54	5.44
49	4.80	4.77	5.67
50	4.62	4.53	5.43
51	4.75	4.74	5.64
52	4.60	4.58	5.51
53	4.61	4.63	5.56
54	5.17	5.38	6.32
55	4.71	4.73	5.66
56	4.87	4.96	5.90
57	4.72	4.75	5.69
58	4.92	5.01	5.98
59	4.80	4.83	5.83
60	4.68	4.71	5.71
61	4.85	4.94	5.95
62	4.70	4.72	5.73
63	4.87	4.97	5.97
64	4.73	4.76	5.76
65	4.74	4.77	5.77
66	5.27	5.49	6.49
67	4.79	4.83	5.83

Month	OrigMDR (cage)	1m LIBOR	6m LIBOR
1	0	3.9639	4.2238
2	0	4.0996	4.289
3	0	4.2378	4.3349
4	0	4.2391	4.3571
5	0	4.2605	4.3816
6	0	4.3439	4.4012
7	0	4.3442	4.4087
8	0	4.3496	4.4171
9	0	4.3749	4.4239
10	0	4.3755	4.428
11	0	4.3772	4.4327
12	0	4.3884	4.4355
13	0.208333	4.3892	4.4353
14	0.416667	4.3913	4.4344
15	0.625	4.4005	4.434
16	0.833333	4.4013	4.4331
17	1.041667	4.3978	4.4323
18	1.25	4.3871	4.4318
19	1.25	4.3871	4.4347
20	1.25	4.3882	4.4382
21	1.25	4.3933	4.4419
22	1.25	4.3944	4.4467
23	1.25	4.3948	4.4514
24	1.25	4.4044	4.4563
25	1.388889	4.4049	4.4599
26	1.527778	4.4098	4.4633
27	1.666667	4.424	4.4657
28	1.805556	4.4246	4.4682
29	1.944444	4.4239	4.4709
30	2.083333	4.4239	4.4742
31	2.083333	4.4242	4.4803
32	2.083333	4.4263	4.4851
33	2.083333	4.4379	4.4938
34	2.083333	4.4384	4.5014
35	2.083333	4.4423	4.5097
36	2.083333	4.4574	4.5172
37	2.083333	4.4566	4.5248
38	2.083333	4.4696	4.5313
39	2.083333	4.4893	4.5364
40	2.083333	4.4899	4.5426
41	2.083333	4.4911	4.5472
42	2.083333	4.4977	4.5537
43	2.083333	4.4966	4.5619
44	2.083333	4.5021	4.5703
45	2.083333	4.5197	4.5843
46	2.083333	4.5189	4.5987
47	2.083333	4.5264	4.6162
48	2.083333	4.5464	4.631
49	2.013889	4.5461	4.6314
50	1.944444	4.5756	4.63
51	1.875	4.6193	4.6229
52	1.805556	4.6205	4.6106
53	1.736111	4.6196	4.5961
54	1.666667	4.5488	4.5846
55	1.666667	4.5376	4.602
56	1.666667	4.5382	4.6246
57	1.666667	4.5382	4.6489
58	1.666667	4.5379	4.6687
59	1.666667	4.5388	4.6909
60	1.666667	4.6672	4.7131
61	1.597222	4.6681	4.7088
62	1.527778	4.669	4.7026
63	1.458333	4.6669	4.6959
64	1.388889	4.6681	4.6909
65	1.319444	4.6672	4.685
66	1.25	4.6375	4.6808
67	1.180556	4.6335	4.6904
68	1.111111	4.6347	4.703
69	1.041667	4.6332	4.716
70	0.972222	4.6341	4.7269
71	0.902778	4.6344	4.7398
72	0.833333	4.7017	4.751
73	0.763889	4.7047	4.7499
74	0.694444	4.7053	4.7478
75	0.625	4.7038	4.7452
76	0.555556	4.7053	4.7441
77	0.486111	4.7038	4.7423
78	0.416667	4.6939	4.7406
79	0.347222	4.6935	4.7612
80	0.277778	4.6938	4.7849
81	0.208333	4.6935	4.8075
82	0.138889	4.6947	4.8288
83	0.069444	4.6929	4.8524
84	0	4.8168	4.8732
85		4.8262	4.8707
		4.8259	4.8661
		4.8253	4.8608
		4.8259	4.8566
		4.8249	4.8526
		4.801	4.8487
		4.7999	4.8662
		4.7983	4.886
		4.7989	4.9069
		4.7999	4.9266
		4.7986	4.9458
		4.907	4.9643
		4.915	4.96
		4.9154	4.9538
		4.915	4.9466
		4.9144	4.9398
		4.914	4.9347
		4.8807	4.9296
		4.8787	4.9451
		4.8777	4.9607
		4.878	4.9803
		4.8787	4.9957
		4.878	5.0126
		4.9668	5.0287
		4.9784	5.0241
		4.9801	5.0173
		4.9781	5.0085
		4.9787	5.0028
		4.9781	4.9955
		4.9406	4.9899
		4.9367	5.0038
		4.937	5.0201
		4.9377	5.0385
		4.9367	5.0526
		4.9374	5.0691
		5.0237	5.0862
		5.0326	5.0851
		5.034	5.0837
		5.0316	5.0819
		5.033	5.081
		5.0334	5.0796
		5.0235	5.0778
		5.0245	5.0955
		5.0256	5.1145
		5.0238	5.1345
		5.0249	5.1514
		5.0252	5.1711
		5.1293	5.1888
		5.1338	5.1804
		5.1346	5.1705
		5.1327	5.1599
		5.1346	5.1514
		5.1327	5.1404
		5.0775	5.1326
		5.0778	5.1475
		5.0785	5.1653
		5.0775	5.1805
		5.0782	5.1956
		5.0782	5.2122
		5.1651	5.227
		5.1724	5.2189
		5.1713	5.208
		5.1709	5.1985
		5.172	5.1895
		5.1705	5.18
		5.1168	5.1711
		5.1149	5.1856
		5.1153	5.2028
		5.1149	5.219
		5.1164	5.2341
		5.1142	5.2505
		5.203	5.2654
		5.21	5.2566
		5.2096	5.2453
		5.2089	5.2337
		5.2096	5.2236
		5.2085	5.2131
		5.1503	5.2035
		5.147	5.2121
		5.1451	5.2222
		5.1459	5.2341
		5.147	5.2448
		5.1455	5.2542
		5.2032	5.2642
		5.2077	5.2583
		5.2081	5.2501
		5.2077	5.2415
		5.2069	5.2339
		5.2069	5.2266
		5.166	5.2199
		5.1617	5.2303
		5.1621	5.243
		5.1628	5.2578
		5.1617	5.2681
		5.1625	5.2811
		5.2293	5.2926
		5.2361	5.2804
		5.2376	5.2654
		5.2349	5.2481
		5.2364	5.2352
		5.2353	5.2195
		5.1594	5.2073
		5.1472	5.2147
		5.148	5.2272
		5.148	5.2407
		5.1476	5.2503
		5.1487	5.2623
		5.2156	5.273
		5.2168	5.2605
		5.2179	5.2454
		5.2153	5.2286
		5.2168	5.2155
		5.2156	5.2003
		5.1384	5.188
		5.1296	5.1971
		5.1307	5.2098
		5.1289	5.2231
		5.13	5.2343
		5.1303	5.2476
		5.1988	5.2588
		5.2021	5.2457
		5.2028	5.2313
		5.201	5.2158
		5.2028	5.2029
		5.201	5.1869
		5.1188	5.1748
		5.1192	5.1832
		5.1199	5.1935
		5.1188	5.2015
		5.1195	5.2098
		5.1195	5.2191
		5.1671	5.2268
		5.1717	5.2198
		5.1706	5.2108
		5.1702	5.2022
		5.1713	5.1944
		5.1698	5.186
		5.1252	5.1787
		5.1228	5.1914
		5.121	5.2061
		5.1217	5.2224
		5.1228	5.2374
		5.1214	5.2514
		5.2031	5.2652
		5.2093	5.2561
		5.2097	5.245
		5.2093	5.233
		5.2086	5.2214
		5.2082	5.2117
		5.1492	5.2023
		5.1454	5.2138
		5.1443	5.2252
		5.1447	5.2406
		5.1454	5.252
		5.1447	5.2645
		5.212	5.2765
		5.2203	5.2603
		5.2222	5.2433
		5.22	5.2229
		5.2207	5.2068
		5.22	5.1888
		5.1233	5.1733
		5.1155	5.1798
		5.1159	5.189
		5.1166	5.1999
		5.1155	5.2068
		5.1162	5.2163
		5.1641	5.2243
		5.1688	5.2091
		5.1703	5.1915
		5.1677	5.1711
		5.1692	5.1555
		5.1681	5.137
		5.0778	5.1222
		5.0637	5.1229
		5.0644	5.1285
		5.0644	5.1348
		5.064	5.1379
		5.0651	5.1431
		5.0918	5.1476
		5.0929	5.1356
		5.094	5.1224
		5.0915	5.1076
		5.0929	5.0963
		5.0929	5.0831
		5.0161	5.0698
		5.0164	5.0792
		5.0171	5.0906
		5.0161	5.0997
		5.0168	5.109
		5.0168	5.1193
		5.0702	5.1281
		5.0751	5.1126
		5.074	5.0942
		5.0737	5.0774
		5.0748	5.0612
		5.0733	5.0438
		4.9782	5.0283
		4.9749	5.0375
		4.9752	5.0491
		4.9749	5.0598
		4.9762	5.0697
		4.9742	5.0802
		5.0331	5.0901
		5.0379	5.0759
		5.0376	5.0591
		5.0369	5.0426
		5.0376	5.0274
		5.0365	5.0113
		4.95	4.9973
		4.9443	5.0067
		4.9433	5.0184
		4.9437	5.0302
		4.9443	5.0432
		4.9437	5.0541
		5.0082	5.065
		5.0131	5.0522
		5.0128	5.0374
		5.0138	5.023
		5.0124	5.0066
		5.0121	4.993
		4.9332	4.9805
		4.9277	4.9878
		4.9274	4.9954
		4.9274	5.0039
		4.9277	5.0133
		4.9277	5.0216
		4.9724	5.0296
		4.9778	5.0229
		4.9781	5.0149
		4.9788	5.0068
		4.9781	4.9977
		4.9778	4.9894
		4.9355	4.9827
		4.9283	4.9943
		4.929	5.0103
		4.929	5.0263
		4.9286	5.0406
		4.9296	5.0561
		5.0177	5.0708
		5.0187	5.0619
		5.0191	5.0508
		5.018	5.0395
		5.0187	5.029
		5.0177	5.018
		4.9616	5.0093
		4.9551	5.0238
		4.9561	5.0419
		4.9544	5.0596
		4.9555	5.077
		4.9558	5.0957
		5.0548	5.1125
		5.0591	5.1053
		5.0591	5.0968
		5.0588	5.0887
		5.0598	5.0803
		5.058	5.0708
		5.0106	5.0642
		5.0109	5.0834
		5.0116	5.106
		5.0106	5.1244
		5.0113	5.1452
		5.0113	5.1664
		5.1233	5.1859
		5.1325	5.1825
		5.1306	5.1763
		5.1317	5.1725
		5.1321	5.167
		5.1306	5.1621
		5.103	5.1578
		5.102	5.1577
		5.1024	5.1584
		5.102	5.1577
		5.1031	5.158
		5.1017	5.1573
		5.102	5.1573
		5.1028
		5.1017
		5.1024
		5.1024
		5.1017
		5.1024

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

WL - Loan Summary

No. of Loans :	936
Agg. Current Balance : 243,297,910.80
Avg. Current Balance: 259,934
Min Current Balance: 60,000
Max Current Balance: 700,000
WAC: 6.692
WALA: 2.7
Min Current Coupon: 5.050
Max Current Coupon. 9.350
WA Margin: 5.683
Min Margin: 2.500
Max Margin: 6.950
WA Teaser Rate: 2.791
WA Months To Roll: 25.1
WA Orig Term: 360.0
Min Orig Term: 360.0
Max Orig Term: 360.0
WA Orig Amort Term: 360.0
WA Remaining Term: 357.3
WA IO Orig Term: 29.8
WA FICO: 675
WA LTV: 80.11
WA CLTV: 99.83
WA DTI- Back: 42.60
LTV>80: 3.24%
% LTV>85: 0.20%
LTV>90: 0.00%
LTV>95: 0.00%
% Second Liens: 0.00%
I0: 100.00%
Top Product: A2/6-I0(81%
%Silent Second: 2.88%
%Simultaneous Second: 97.12%
%of ALT-A: 20.62%

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Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Current Rate	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
5,001.5.250	3	761,593	0.31%	253,864	5.170	3.401	5.624	12.170	21	360.0	356.6	97.85	687.9	39.73	70.59%	100.00%	0.00%
5.251 -5.500	19	6,706,942	2.76	352,997	5.465	3.036	5.575	12.465	21	360.0	357.0	99.83	689.3	42.13	75.16	100.00	5.22
5.501 -5.750	35	12,055,789	4.96	344,451	5.662	2.852	5.558	12.662	23	360.0	357.1	99.21	690.1	44.66	85.43	100.00	4.91
5.751 -6.000	98	27,196,263	11.18	277,513	5.922	2.736	5.602	12.922	24	360.0	357.3	99.88	670.9	41.95	83.07	100.00	5.25
6.001 -6.250	83	24,857,570	10.22	299,489	6.188	2.670	5.616	13.192	23	360.0	357.3	99.76	673.3	42.89	69.42	100.00	1.59
6.251 -6.500	126	32,565,436	13.39	258,456	6.432	2.662	5.696	13.432	22	360,0	357.3	99.92	680.5	42.98	40.73	100.00	1.88
6.501-6.750	126	35,940,105	14.77	285,239	6.664	2.693	5.717	13.664	22	360.0	357.3	99.92	679.6	42.02	27.20	100.00	1.23
6.751 -7.000	161	41,851,580	17.20	259,948	6.910	2.559	5.729	13.910	22	360.0	357.4	99.78	667.0	42.53	30.00	100.00	4.39
7.001- 7.250	70	14,218,095	5.84	203,116	7.140	2.638	5.698	14.140	22	360.0	357.4	99.88	665.5	42.22	37.71	100.00	0.98
7.251-7.500	85	18,391,417	7.56	216,370	7.391	2.503	5.716	14.391	22	360.0	357.5	99.98	669.7	42.72	30.79	100.00	1.10
7.501 -7.750	51	10,750,393	4.42	210,792	7.641	2.585	5.699	14.641	22	360.0	357.4	99.90	673.3	43.25	25.25	100.00	1.70
7.751 - 8.000	36	9,104,086	3.74	252,891	7.918	2.677	5.773	14.918	22	360.0	357.3	99.99	679.0	42.80	9.58	100.00	5.71
8.001 -8.250	17	3,625,073	1.49	213,240	8.139	2.436	5.774	15.139	22	360.0	357.6	99.99	693.4	41.61	0.00	100.00	0.00
8.251 -8.500	11	3,005,208	1.24	273,201	8.398	2.579	5.777	15.398	21	360.0	357.4	99.77	676.5	44.92	0.00	100.00	4.53
8.501- 8.750	9	1,417,069	0.58	157,452	8.651	2.410	5.776	15.651	22	360.0	357.6	99.27	667.8	37.68	4.64	100.00	4.64
8.751 -9.000	3	531,032	0.22	177,011	8.828	3.988	5.800	15.828	20	360.0	356.0	100.00	636.7	46.79	0.00	100.00	0.00
9.251 -9.500	3	320,260	0.13	106,753	9.338	2.756	5.800	16.338	21	360.0	357.2	100.00	625.9	40.30	0.00	100.00	35.13
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA Current Rate: 6.692
Min Current Rate: 5.050
Max Current Rate: 9.350
St Dev: 0.701

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Original Balance	# of Loans	Aggr Orig Bal	% of Agg Orig Bal	Avg Orig Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	% Full Doc	% Owner 0cc	% Silent Second
1- 100.000	52	4,541,692	1.87%	87,340	7.089	2.666	5.619	14.089	23	360.0	357.3	99.71	654.6	41.04	69.36%	100.00%	5.48%
100.001 -200,000	316	46,793,220	19.23	148,080	6.931	2.590	5.644	13.931	23	360.0	357.4	99.88	657.7	41.71	63.27	100.00	1,94
200,001 -300,000	253	63,588,274	26.13	251,337	6.742	2.703	5.685	13.743	22	360.0	357.3	99.90	672.7	42.18	41.67	100.00	3.12
300,001- 400,000	178	61,747,009	25.38	346,893	6.539	2.677	5.696	13.539	22	360.0	357.3	99.95	681.7	43.04	39.52	100.00	2.26
400,001 -500,000	90	40,140,490	16.50	446,005	6.618	2.639	5,717	13.618	22	360.0	357.4	99.80	683.0	43.67	28.96	100.00	3.40
500,001 -600,000	40	21,829,447	8.97	545,736	6.549	2.642	5.670	13.549	22	360.0	357.4	99.47	681.9	42.60	43.17	100.00	5.11
600,001	7	4,671,928	1.92	667,418	6.581	2.862	5.730	13.581	21	360.0	357.1	100.00	700.1	44,02	27.99	100.00	0.00
Total:	936	243,312,060	100.00%	259,949	6.692	2.661	5.683	13.693	22	360.0	357.3	99.85	674.8	42.60	43.57%	100.00%	2.88%

WA Orig Balance: 259,949

Min Orig Balance: 60,000

Max Orig Balance: 700,000

St Dev Orig Balance: 127,235

Current Balance	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	% Full Doc	% Owner 0cc	% Silent Second
1-100.000	52	4,541,310	1.87%	87,333	7.089	2.666	5.619	14.089	23	360.0	357.3	99.71	654.5	41.04	69.36%	100.00%	5.47%
100.001-200,000	316	46,788,818	19.23	148,066	6,931	2.590	5.644	13.931	23	360.0	357.4	99.86	657.7	41.72	63.27	100.00	1.94
200,001-300,000	253	63,584,922	26.13	251,324	6.742	2.703	5,685	13.743	22	360.0	357.3	99.89	672.7	42.18	41.67	100.00	3.12
300,001 -400,000	178	61,743,389	25.38	346,873	6,539	2.677	5.696	13.539	22	360.0	357.3	99.91	681.7	43.04	39.52	100.00	2.26
400,001 -500,000	90	40,139,238	16.50	445,992	6.618	2.639	5.717	13.618	22	360.0	357.4	99.78	683.0	43.67	28.96	100.00	3.40
500,001 -600,000	40	21,828,762	8.97	545,719	6.549	2.642	5.670	13.549	22	360.0	357.4	99.45	681.9	42.60	43.17	100.00	5.11
600,001 -700,000	7	4,671,473	1.92	667,353	6,581	2.862	5.730	13.581	21	360.0	357.1	99.98	700.1	44.02	27.99	100.00	0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

WA Current Balance: 259,934

Min Current Balance: 60,000

Max Current Balance: 700,000

St Dev Current Balance: 127,232

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Original Term	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Tern	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner Occ	%Silent Second
360	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA Original Term: 360
Min Original Term: 360
Max Original Term: 360
St Dev Original Term: 0
Lien Position	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner Occ	%Silent Second
1	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Product	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner Oce	%Silent Second
2/28 ARM 2 Year Interest Only 2/28 ARM 5 Year Interest Only 3/27 ARM 5 Year Interest Only 3/27 ARM 3 Year Interest Only 5/25 ARM 5 Year Interest Only	742 95 60 38 1	197,613,907 23,635,074 11,997,495 9,701,035 350,400	81.22% 9.71 4.93 3.99 0.14	266,326 248,790 199,958 255,290 350,400	6.699 6.894 6.490 6.363 5.800	2.685 2.376 2.826 2.547 6.000	5.690 5.699 5.606 5.621 5.550	13.699 13.894 13.490 13.363 12.800	21 22 33 33 54	360.0 360.0 360.0 360.0 360.0	357.3 357.6 357.2 357.5 354.0	99.84 99.73 99.90 99.93 100.00	677.1 660.8 668.1 674.3 599.0	42.60 42.39 41.95 43.68 50.80	41.72% 42.45 69.88 49.35 100.00	100.00% 100.00 100.00 100.00 100.00	2.59% 4.47 4.00 0.00 100.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43,57%	100.00%	2.88%

Adjustable Type	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner Occ	%Silent Second
Libor- 6 Month	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

LTV	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
65.01.70.00	2	565,600	0.23%	282,800	7.025	3.000	5.800	14.025	21	360.0	357.0	91.47	625.4	48.02	0.00%	100.00%	100.00%
70.01 -75.00	2	123,675	0.05	61,838	7.818	2.000	5.671	14.818	22	360.0	358.0	100.00	648.6	42.96	51.49	100.00	0.00
75.01- 80.00	904	234,729,370	96.48	259,656	6.691	2.659	5.683	13.691	22	360.0	357.3	99.89	674.7	42.57	43.91	100.00	1.74
80.01.85.00	24	7,396,527	3.04	308,189	6.632	2.704	5.702	13.632	22	360.0	357.3	98.88	685.4	43.56	33,62	100.00	25.38
85.01.90.00	4	482,738	0.20	120,685	7.836	2.852	5.642	14.836	21	360.0	357.1	95.18	624.9	36.54	76.70	100.00	100.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA LTV: 80.11
Min LTV: 70.00
Max LTV: 90.00
St Dev LTV: 1.14

CLTV	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
85.01-90.00	2	1,074,227	0.44%	537,114	6.266	2.449	5.662	13.266	22	360.0	357.6	90.00	640.6	42.54	55,10%	100.00%	100.00%
90.01.95.00	18	4,318,760	1.78	239,931	6.382	2.869	5.657	13.382	22	360.0	357.1	94.57	667.6	44.93	58.92	100.00	20.16
95.01 - 100.00	916	237,904,923	97.78	259,722	6.700	2.658	5.684	13.700	22	360.0	357.3	99.97	675.1	42.56	43.24	100.00	2.13
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA CLTV: 99.83
Min CLTV: 90.00
Max CLTV: 100.00
St Dev CLTV: 0.91

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

FICO	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
551-575	1	65,700	0.03%	65,700	8.600	2.000	5.800	15.600	22	360.0	358.0	95.00	565.0	48.58	100.00%	100.00%	100.00%
576-600	19	3,866,149	1.59	203,482	6.638	2.624	5.565	13.638	25	360.0	357.4	100.00	590.9	44.24	100.00	100.00	9.06
601.625	115	22,949,319	9.43	199,559	6.746	2.765	5.608	13.750	23	360.0	357.2	99.62	615.8	43.78	88.67	100.00	4.64
626.650	207	48,667,541	20.00	235,109	6.782	2.662	5,651	13.782	23	360.0	357.3	99.81	639.5	42.32	54.65	100.00	0.75
651- 675	221	57,253,822	23.53	259,067	6.726	2.676	5.686	13.726	23	360.0	357.3	99.84	664.5	42.55	39.59	100.00	2.96
676-700	188	52,222,084	21.46	277,777	6.617	2.707	5.717	13.617	22	360.0	357.3	99.85	688.6	43.11	27,19	100.00	1.78
701-725	92	31,431,515	12.92	341,647	6.539	2.592	5.708	13.539	22	360.0	357.4	99.93	710.5	41.68	33.64	100.00	1.72
726-750	44	13,321,349	5.48	302,758	6.839	2.397	5.739	13.839	22	360.0	357.6	100.00	736.5	42.95	24.80	100.00	7,54
751.775	28	7,685,347	3.16	274,477	6.630	2.714	5.711	13.630	22	360.0	357.3	99.63	761.6	41.86	27.29	100.00	7.56
776-800	17	4,661,630	1.92	274,214	6.918	2.651	5.725	13.918	22	360.0	357.3	100.00	784.2	40.12	28.52	100.00	3.00
801.825	4	1,173,456	0.48	293,364	5.687	2.467	5.598	12.687	24	360.0	357.5	100.00	807.0	41.85	80.91	100.00	23.86
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA FICO: 675
Min FICO: 565
Max FICO: 811
St Dev FICO: 42

Credit Grades	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
AA	920	240,262,010	98.75%	261,154	6.693	2.662	5.683	13.694	22	360.0	357,3	99.83	6751	42.64	42.91%	100.00%	2.92%
A+	15	2,896,405	1.19	193,094	6,614	2.520	5.741	13.614	21	360.0	357.5	100.00	652.2	40.36	100.00	100.00	0.00
A	1	139,497	0.06	139,497	7.235	4.000	5.800	14.235	20	360.0	356.0	99.71	702,0	33.30	0.00	100.00	0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5,683	13,693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

DTI-Back	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
<=30	55	12,249,450	5.03%	222,717	6.753	2.679	5.686	13.753	23	360.0	357.3	99.95	675.1	25.03	51.26%	100.00%	2.69%
31 -35	73	16,430,939	6.75	225,081	6.748	2.754	5.687	13.748	23	360.0	357.2	99.86	678.5	32.74	36.67	100.00	3.01
36-40	158	41,457,938	17.04	262,392	6.624	2.632	5.692	13.624	22	360.0	357.4	99.71	678.1	37.61	44.45	100.00	4.71
41 -45	252	65,115,035	26.76	258,393	6.694	2.661	5.684	13.694	23	360.0	357.3	99.95	676.8	42.78	40,20	100.00	1.03
46 - 50	390	106,074,809	43.60	271,987	6.713	2.644	5.680	13.714	23	360.0	357.4	99.82	672.3	47.82	44.94	100.00	3.04
51 -55	8	1,969,740	0.81	246,218	6.163	3.282	5.620	13.163	27	360.0	356.7	98.50	646.4	52.57	72.18	100.00	17.79
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42,60	43.57%	10000%	2.88%
WA DTI: 42.60
Min DTI: 15.05
Max DTI: 54.77
St Dev DTI: 6.72
Margin	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
2.251-2.500	1	112,800	0.05%	112,800	6.150	2,000	2.500	13.150	22	360.0	358.0	100.00	658.0	46.72	100.00%	100.00%	0.00%
4.751-5.000	7	2,239,120	0.92	319,874	6.627	2.640	5.000	13.627	25	360.0	357.4	100.00	663.4	43.91	70.63	100.00	0.00
5.251-5.500	29	7,324,054	3.01	252,554	6.365	2.931	5.494	13.365	23	360.0	357.1	99.99	678.8	42.21	64.42	100.00	0.00
5.501-5.750	435	99,970,767	41.09	229,818	6.396	2.665	5.553	13.397	23	360.0	357.3	99.76	660.5	42.62	90.72	100.00	3.21
5.751-6.000	453	131,892,409	54.21	291,153	6.933	2.649	5.801	13.933	22	360.0	357.4	99.87	686.0	42.63	6.06	100.00	2.89
6,001 -6.250	10	1,629,161	0.67	162,916	6.974	2.211	6.050	13.974	22	360.0	357.8	99.99	652.3	39.68	47.21	100.00	0.00
6.751- 7.000	1	129,600	0.05	129,600	7.600	3.000	6.950	14.600	21	360.0	357.0	100.00	617.0	39.61	100.00	100.00	0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

WA Margin: 5.683

Min Margin: 2.500

Max Margin: 6,950

St. Dev Margin: 0.183

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Initial Cap	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
1.495 1.500	1 935	568,000 242,729,911	0.23% 99.77	568,000 259,604	6.825 6.692	2.000 2.662	5.550 5.684	13.825 13.693	22 22	360.0 360.0	358.0 357.3	100.00 99.83	594.0 675.0	42.68 42.60	100.00% 43.44	100.00% 100.00	0.00% 2.89
Total:	936	243,297,911	100.00%	259,934	6,692	2,661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA Initial Cap: 1.500
Min Initial Cap: 1.495
Max Initial Cap: 1.500
St Dev Initial Cap: 0.000

Periodic Cap	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg CurrBal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
1.500	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA Periodic Cap: 1.500
Min Periodic Cap: 1.500
Max Periodic Cap: 1.500
St Dev Periodic Cap: 0.000

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Max Rate	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
12.001 - 12.250	3	761,593	0.31%	253,864	5.170	3.401	5.624	12.170	21	360.0	356.6	97.85	687.9	39.73	70.59%	100.00%	0.00%
12.251 -12.500	19	6,706,942	2.76	352,997	5.465	3.036	5.575	12.465	21	360.0	357.0	99.83	689.3	42.13	75.16	100.00	5.22
12.501	35	12,055,789	4.96	344,451	5.662	2.852	5.558	12.662	23	360.0	357.1	99.21	690.1	44.66	85.43	100.00	4.91
12.751 -13.000	98	27,196,263	11.18	277,513	5.922	2.736	5.602	12.922	24	360.0	357.3	99.88	670.9	41.95	83.07	100.00	5.25
13.001 - 13.250	82	24,601,570	10.11	300,019	6.188	2.667	5.617	13.188	23	360.0	357.3	99.76	673.9	42.83	69.11	100.00	1.60
13.251 - 13.500	126	32,565,436	13.39	258,456	6.432	2.662	5.696	13.432	22	360.0	357.3	99:92	680,5	42.98	40.73	100.00	1.88
13.501 - 13.750	127	36,196,105	14.88	285,009	6.661	2.695	5.716	13.664	22	360.0	357.3	99.92	679.1	42.07	27.71	100.00	1.22
13.751 - 14.000	161	41,851,580	17.20	259,948	6.910	2.559	5.729	13.910	22	360.0	357.4	99.78	667.0	42.53	30.00	100.00	4.39
14.001 - 14.250	70	14,218,095	5.84	203,116	7.140	2.638	5.698	14.140	22	360.0	357.4	99.88	665.5	42.22	37.71	100.00	0,98
14.251 - 14.500	85	18,391,417	7.56	216,370	7.391	2.503	5.716	14.391	22	360.0	357.5	99.98	669.7	42.72	30.79	100.00	1.10
14.501 - 14.750	51	10,750,393	4.42	210,792	7.641	2.585	5.699	14.641	22	360.0	357.4	99.90	673.3	43.25	25.25	100.00	1.70
14.751 - 15.000	36	9,104,086	3.74	252,891	7,918	2.677	5.773	14.918	22	360.0	357.3	99.99	679.0	42.80	9.58	100.00	5.71
15.001 - 15.250	17	3,625,073	1.49	213,240	8.139	2.436	5.774	15.139	22	360.0	357.6	99.99	693.4	41.61	0.00	100.00	0.00
15.251 - 15.500	11	3,005,208	1.24	273,201	8.398	2.579	5.777	15.398	21	360.0	357.4	99.77	676.5	44.92	0.00	100.00	4.53
15.501 - 15.750	9	1,417,069	0.58	157,452	8.651	2.410	5.776	15.651	22	360.0	357.6	99.27	667.8	37.68	4.64	100.00	4.64
15.751-16.000	3	531,032	0.22	177,011	8.828	3.988	5.800	15.828	20	360.0	356.0	100.00	636.7	46.79	0.00	100.00	0.00
16.251 - 16.500	3	320,260	0.13	106,753	9.338	2.756	5.800	16.338	21	360.0	357.2	100.00	625.9	40.30	0,00	100.00	35.13
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA Max Rate: 13.693
Min Max Rate: 12.050
Max Max Rate: 16.350
St Dev Max Rate: 0.701

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

State	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
California	424	143,387,990	58.94%	338,179	6.564	2.713	5.706	13.564	22	360.0	357.3	99.81	679.5	42.97	35,92%	100.00%	2.90%
Florida	77	15,028,858	6.18	195,180	6.942	2.554	5.660	13.942	23	360.0	357.4	99.96	668.2	41.27	53.28	100.00	2.61
Nevada	42	9,254,006	3.80	220,333	6.890	2.732	5.680	13.901	22	360.0	357.3	99.84	677.6	40.20	36.99	100.00	5.34
Arizona	51	8,757,620	3.60	171,718	6.812	2.785	5.615	13.812	23	360.0	357.2	99.99	655.1	42.26	63.34	100.00	4.82
New York	24	7,686,921	3.16	320,288	6.475	2.414	5.660	13.475	24	360.0	357.6	100.00	687.9	42.63	46.79	100.00	0.00
Illinois	31	5,746,986	2.36	185,387	6.741	2.656	5.625	13.741	23	360.0	357.3	99.28	675.5	43.19	62.63	100.00	4.93
Washington	29	5,210,138	2.14	179,660	6.590	2.696	5.599	13.590	26	360.0	357.3	99.83	658.4	40.24	73.53	100.00	0.00
Colorado	29	4,983,387	2.05	171,841	6.854	2.533	5.722	13.854	22	360.0	357.5	99.82	665.7	41.70	43.11	100.00	0.00
Virginia	15	4,560,396	1.87	304,026	7.502	2.730	5.546	14.502	22	360.0	357.3	99.85	653.8	44.65	40.68	100.00	0.00
Massachusetts	18	4,402,981	1.81	244,610	6.847	2.530	5.704	13.847	23	360.0	357.5	99.94	687.7	44.49	58.19	100.00	0.00
Hawaii	12	3,480,364	1.43	290,030	6.240	2.601	5.647	13.240	26	360.0	357.4	100.00	699.4	43.50	53.07	100.00	0.00
Maryland	12	3,317,977	1.36	276,498	6.699	2.452	5.690	13.699	22	360.0	357,5	99.71	674.7	44.13	46.78	100.00	0.00
New Jersey	14	3,205,182	1.32	228,942	6.862	2.374	5.605	13.862	25	360.0	357.6	99.99	675.3	42.74	54.80	100.00	0.00
Minnesota	17	2,919,754	1.20	171,750	7.053	2.522	5.623	14.053	22	360.0	357.5	100.00	648.6	42,59	70.80	100.00	6.92
Oregon	17	2,771,520	1.14	163,031	6.749	2.644	5.626	13,749	25	360.0	357.4	99.99	685.0	41.46	67.84	100.00	0.00
Other	124	18,583,831	7.64	149,870	7.145	2.516	5.666	14.145	22	360.0	357.5	99.81	653.5	41,66	58.21	100.00	5.74
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Property Type	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg CurrBal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
Single Family Residence	635	170,418,701	70.05%	268,376	6.709	2.642	5.695	13.709	22	360,0	357.4	99.82	676.2	42.40	39.77%	100.00%	2.99%
PUD	148	37,004,990	15.21	250,034	6.686	2.806	5.661	13.689	22	360,0	357.2	99.85	670.9	42.69	50.52	100.00	1.50
Condo	117	26,135,309	10.74	223,379	6.601	2.678	5.644	13.601	23	360.0	357.3	99.83	668.7	43.77	57.00	100.00	4.84
2-4 Family	35	9,626,912	3.96	275,055	6.671	2.371	5.669	13.671	23	360.0	357.6	99.92	682.4	42.70	46.96	100.00	1.03
Modular	1	112,000	0.05	112,000	6.150	5.000	5.550	13.150	31	360.0	355.0	100.00	644,0	46.62	100.00	100.00	0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Units	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
1	901	233,670,999	96.04%	259,346	6.693	2.673	5.684	13.694	22	360.0	357.3	99.83	674.5	42.60	43.43%	100.00%	2.96%
2	35	9,626,912	3.96	275,055	6.671	2.371	5.669	13.671	23	360.0	357.6	99.92	682.4	42.70	46.96	100.00	1.03
Total:	936	243,297,911	100.00%	259,934	6,692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2,88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Occupancy	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doe	%Owner 0cc	%Silent Second
Primary	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674,8	42.60	43.57%	100.00%	2.88%
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Purpose	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
Purchase	818	215,278,975	88.48%	263,177	6.713	2.650	5,691	13.714	22	360.0	357.3	99.90	677.1	42.44	40.16%	100.00%	2.76%
Refinance - Rate Term Refinance - Cashout	98 20	22,332,236 5,686,700	9.18 2.34	227,880 284,335	6.516 6.601	2.736 2.768	5.614 5.672	13.516 13.601	23 25	360.0 360.0	357.3 357.2	99.39 99.21	654.3 668.1	44.24 42.47	74.26 52.14	100.00 100.00	0.74 16.05
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Document Type	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
Stated Full Limited	463 461 12	133,579,673 105,998,277 3,719,961	54.90% 43.57 1.53	288,509 229,931 309,997	6.972 6.362 6.057	2.657 2,643 3.309	5.780 5.564 5.634	13.972 13.363 13.057	22 23 21	360.0 360.0 360.0	357,3 357,4 356.7	99.87 99.78 100.00	686.9 660.1 659.1	42.61 42.63 41.82	0.00% 100.00 0.00	100.00% 100.00 100.00	2.80% 3.09 0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357,3	99.83	674.8	42.60	43.57%	100.00%	2.88%

Penalty Term	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
0 12 24 36	179 24 655 78	43,290,995 6,363,970 176,325,903 17,317,043	17.79% 2.62 72.47 7.12	241,849 265,165 269,200 222,013	7.174 7.138 6.583 6.437	2.539 2.577 2.685 2.756	5.690 5.686 5.689 5.610	14.174 14.138 13,584 13.437	23 22 21 33	360,0 360.0 360.0 360.0	357.5 357.4 357.3 357.2	99.94 100.00 99,79 99.95	682.1 670.0 673.9 667.5	42.77 42.00 42.60 42.49	43.61% 45.68 41.78 60.90	100.00% 100.00 100.00 100.00	0.86% 6.95 3.36 1.62
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

10 Term	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
24	742	197,613,907	81.22%	266,326	6.699	2.685	5.690	13.699	21	360.0	357.3	99.84	677.1	42.60	41.72%	100.00%	2.59%
36	38	9,701,035	3.99	255,290	6.363	2.547	5.621	13.363	33	360,0	357.5	99.93	674.3	43.68	49.35	100.00	0.00
60	155	35,902,969	14.76	231,632	6.748	2.558	5.667	13.748	26	360.0	357.4	99.79	662.6	42.32	52.05	100.00	5.26
120	1	80,000	0.03	80,000	6.990	4.000	5.550	13.990	20	360.0	356.0	100.00	641.0	45.06	100.00	100.00	0.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%
WA 10 Term : 29.8
Seasoning	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
2	408	101,870,196	41.87%	249,682	6.770	2.000	5.685	13.770	23	360.0	358.0	99.85	676.0	42.29	44.35%	100.00%	3.22%
3	459	124,648,314	51.23	271,565	6.663	3.000	5.683	13.664	22	360.0	357,0	99.83	674.9	43.02	43.87	100.00	2.19
4	59	14,543,469	5.98	246,499	6.442	4.000	5.686	13.442	22	360.0	356,0	99.73	673.8	41.33	35.89	100.00	1.99
5	9	1,885,531	0.77	209,503	6.544	5.000	5.632	13.544	21	360.0	355.0	99.71	627.6	40.09	29.58	100.00	19.38
6	1	350,400	0.14	350,400	5.800	6.000	5.550	12.800	54	360.0	354.0	100.00	599.0	50.80	100.00	100.00	100.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43,57%	100.00%	2.88%

First Payment Date	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Remain Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
2005-04	1	350,400	0.14%	350,400	5.800	6.000	5.550	12.800	54	360.0	354.0	100.00	599.0	50.80	100.00%	100.00%	100.00%
2005-05	9	1,885,531	0.77	209,503	6.544	5.000	5.632	13.544	21	360.0	355.0	99.71	627.6	40.09	29.58	100.00	19.38
2005-06	59	14,543,469	5.98	246,499	6.442	4.000	5.686	13.442	22	360.0	356.0	99.73	673.8	41.33	35.89	100.00	1.99
2005-07	459	124,648,314	51.23	271,565	6.663	3.000	5.683	13.664	22	360.0	357.0	99.83	674.9	43.02	43.87	100.00	2.19
2005-08	408	101,870,196	41,87	249,682	6.770	2.000	5.685	13.770	23	360.0	358.0	99.85	676.0	42.29	44.35	100.00	3.22
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674.8	42.60	43.57%	100.00%	2.88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

Cut Off Date 09/01/2005	Christina Ni
Balance: 243,297,911	(+1)212-525.3307
936 records	hristina.ni@us.hsbc.com

HSBC

HASCO 2005 -NC2 Loans with Second Lien behind Strats

Lost Coverage	# of Loans	Aggr Curr Bal	% of Agg Curr Bal	Avg Curr Bal	WAC	WALA	WA Margin	WA Max Rate	WA Mths To Reset	WA Orig Term	WA Rem din Term	WA CLTV	WA FICO	WA DTI Back	%Full Doc	%Owner 0cc	%Silent Second
0.201 -0.300	4	1,373,852	0.56%	343,463	6.033	2.557	5.630	13.033	31	360.0	357.4	99.99	774.6	43.93	67.81%	100.00%	20.38%
0.301- 0.400	16	4,201,381	1.73	262,586	6.415	2.670	5.681	13.415	25	360.0	357.3	98.85	744.8	40.69	47.56	100.00	14.81
0.401- 0.500	66	18,913,901	7.77	286,574	6.429	2.706	5.637	13.429	26	360.0	357.3	99.93	700.6	42.83	57.63	100.00	2.04
0.501-0.600	125	37,450,539	15.39	299,604	6.544	2.599	5.708	13.544	23	360.0	357.4	99,86	703.4	42,64	34.24	100.00	2.46
0.601 -0.700	215	59,862,018	24.60	278,428	6.719	2.666	5.702	13.720	22	360.0	357.3	99.88	676.1	42.52	36.85	100.00	2.69
0.701 -0.800	211	52,893,460	21.74	250,680	6.695	2.718	5.668	13.695	22	360.0	357.3	99.89	658.1	42.17	48.63	100.00	0.54
0.801-0.900	116	27,487,701	11.30	236,963	6.922	2.635	5.701	13.922	22	360.0	357.4	99.98	655.0	42.73	38.15	100.00	0.74
0.901.1.000	55	12,520,698	5.15	227,649	6.812	2.454	5.688	13.812	22	360.0	357.5	99.73	678.7	43.83	43.41	100.00	0.00
1.001-1.100	49	10,365,499	4.26	211,541	6.675	2.693	5.634	13.675	21	360.0	357.3	99.82	656.9	43.31	61.39	100.00	0.00
1.101-1.200	25	6,248,484	2.57	249,939	6.960	2.437	5.731	13.960	22	360.0	357.6	100.00	659.4	43.39	28.77	100.00	7.07
1.201-1.300	19	4,545,868	1.87	239,256	6.977	2.682	5.662	13.977	21	360.0	357.3	98.69	657.8	39.49	50.06	100.00	13.02
1.301-1.400	9	2,218,776	0.91	246,531	6.395	2.608	5.592	13.395	23	360.0	357.4	100.00	636.2	43.94	83.14	100.00	0.00
1.401 -1,500	5	1,266,771	0.52	253,354	6.622	3.398	5.665	13.622	21	360.0	356.6	98.29	667.6	40.92	31.98	100.00	7.86
1.501-1.600	7	1,230,420	0.51	175,774	6.790	3.691	5.688	13.790	32	360.0	356.3	99.95	618,5	45.19	79,97	100.00	28.48
1.601 -1.700	3	558,240	0.23	186,080	7.021	2.570	5.611	14.021	21	360.0	357,4	98.78	597.5	48.93	75.64	100.00	24.36
1.701 -1.800	1	248,000	0.10	248,000	6.300	3.000	5.550	13.300	21	360,0	357.0	100.00	609.0	48.87	100.00	100.00	0.00
1.801 -1.900	1	442,000	0,18	442,000	6.750	2.000	5,550	13.750	22	360.0	358.0	100.00	671.0	45.96	100.00	100.00	100.00
2,101 -2.200	1	96,000	0.04	96,000	6.950	3.000	5,550	13,950	21	360.0	357.0	100.00	612.0	37.98	100.00	100.00	0.00
2,201-2.300	1	129,566	0.05	129,566	6.300	5.000	5.550	13.300	31	360.0	355.0	99.98	581.0	30.49	100.00	100.00	0.00
2,301 -2.400	1	221,600	0.09	221,600	6.200	3.000	5.500	13.200	21	360.0	357.0	100.00	589.0	49.98	100.00	100.00	0.00
2.501 -2.600	1	229,500	0.09	229,500	8.330	2.000	5.500	15.330	22	360.0	358.0	100.00	652.0	48.11	0.00	100.00	0.00
5.701 -5.800	1	265,937	0.11	265,937	6.950	5.000	5.800	13.950	19	360.0	355.0	99.98	607.0	46.07	0.00	100.00	100.00
6.001.6.100	1	112,500	0.05	112,500	9.350	3.000	5.800	16.350	21	360.0	357.0	100.00	602.0	45.83	0.00	100.00	100.00
6.201 -6.300	1	144,500	0.06	144,500	7.000	2.000	5.550	14.000	22	360.0	358.0	100.00	579.0	45.98	100.00	100.00	0.00
6.601 -6.700	1	205,000	0.08	205,000	6.900	2.000	5.550	13.900	22	360.0	358.0	92.83	614.0	32.26	100.00	100.00	100.00
6.701-6.800	1	65,700	0.03	65,700	8.600	2.000	5.800	15.600	22	360.0	358.0	95,00	565.0	48.58	100.00	100.00	100.00
Total:	936	243,297,911	100.00%	259,934	6.692	2.661	5.683	13.693	22	360.0	357.3	99.83	674,8	42.60	43.57%	100.00%	2.88%

The following information may contain general, summary discussion of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipients speck fats and circumstances.  HSBC Securities (USA) Inc. ("HSBC Securities”) is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as we as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. The projections or other estimates in these materials (in any) including estimates of returns or performance, are forward-looking statements based upon certain assumption and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty’s control.  Actual events may differ from those assumed and changes to any assumption may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumption may have been made for modeling purposes only to simplify the presentation and/or calculation of any projection or estimates, and HSBC Securities does not purport that any such assumption will reflect actual future events Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projection should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement.  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and & Exchange Commission because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset- backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, in market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities. The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement or understanding to the contrary. HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their re respective employees, representatives, and other agents) may disclose to any and all persons, without limitation q(any kind from the commencement of discussions, the US federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure') and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors). The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligation under my transaction.  HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information.  HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform and seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

IXIS 2005-HE2
	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WARM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	IO %
Aggregated pool	936	243,297,910.80	259,933.67	100	2.7	6.692	357.3	675	80.12	99.83	42.6	43.57	100	85.26	2.34	0	100
2nd lien	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
IO loans only	936	243,297,910.80	259,933.67	100	2.7	6.692	357.3	675	80.12	99.83	42.6	43.57	100	85.26	2.34	0	100

rates:
<= 9.50	936	243,297,910.80	259,933.67	100	2.7	6.692	357.3	675	80.12	99.83	42.6	43.57	100	85.26	2.34	0	100
9.5-10	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
10.01-10.5	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
10.51-11	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
11.01-12	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
12.01-13	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
gt 13%	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

FICO---
<500	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
501-525	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
526-550	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
551-575	1	65,700.00	65,700.00	0.027	2	8.6	358	565	90	95	48.58	100	100	100	0	0	100
576-600	19	3,866,148.92	203,481.52	1.589	2.6	6.638	357.4	591	80.19	100	44.24	100	100	85.2	7.09	0	100
601-625	115	22,949,318.82	199,559.29	9.433	2.8	6.746	357.2	616	79.93	99.62	43.78	88.67	100	84.31	4.19	0	100
626-650	207	48,667,540.53	235,108.89	20.003	2.7	6.782	357.3	639	80.02	99.81	42.32	54.65	100	84.83	1.04	0	100

Cur Bal:
<50,000	7	471,375.00	67,339.29	0.194	2.6	7.283	357.4	633	79.35	99.3	39.47	71.89	100	86.42	0	0	100
50,000-75,000	45	4,069,934.83	90,443.00	1.673	2.7	7.066	357.3	657	79.99	99.75	41.22	69.07	100	69.02	0	0	100
75,000-100.000	747	172,117,128.90	230,411.15	70.743	2.7	6.721	357.3	672	80.13	99.89	42.36	46.77	100	83.32	1.61	0	100
400,000-500,000	90	40,139,237.67	445,991.53	16.498	2.6	6.618	357.4	683	79.99	99.78	43.67	28.96	100	88.05	3.19	0	100
500,001-600,000	40	21,828,761.76	545,719.04	8.972	2.6	6.549	357.4	682	80.12	99.45	42.6	43.17	100	95.2	7.48	0	100
>600,000	7	4,671,472.64	667,353.23	1.92	2.9	6.581	357.1	700	80.68	99.98	44.02	27.99	100	100	0	0	100

LTV
80-85	24	7,396,527.31	308,188.64	3.04	2.7	6.632	357.3	685	84.69	98.88	43.56	33.62	100	96.9	13.59	0	100
85.01-90	4	482,738.15	120,684.54	0.198	2.9	7.836	357.1	625	89.8	95.18	36.54	76.7	100	79.38	42.47	0	100
90.01-95	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
95.01-100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Stated doc	463	133,579,673.18	288,509.01	54.904	2.7	6.972	357.3	687	80.12	99.87	42.61	0	100	88.73	2.04	0	100
streamlined doc	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

2nd home	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
investment property	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
cash out loans	20	5,686,699.84	284,334.99	2.337	2.8	6.601	357.2	668	81.01	99.21	42.47	52.14	100	88.18	100	0	100
condo	117	26,135,308.50	223,378.71	10.742	2.7	6.601	357.3	669	79.95	99.83	43.77	57	100	0	1.22	0	100
2-4 family	35	9,626,911.54	275,054.62	3.957	2.4	6.671	357.6	682	80.21	99.92	42.7	46.96	100	0	3.66	0	100

fixed rate	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
arm	936	243,297,910.80	259,933.67	100	2.7	6.692	357.3	675	80.12	99.83	42.6	43.57	100	85.26	2.34	0	100

CA	424	143,387,990.29	338,179.22	58.935	2.7	6.564	357.3	679	80.09	99.81	42.97	35.92	100	87.39	2.23	0	100
NY	24	7,686,920.87	320,288.37	3.159	2.4	6.475	357.6	688	80.34	100	42.63	46.79	100	54.44	4.58	0	100
MASS	18	4,402,981.27	244,610.07	1.81	2.5	6.847	357.5	688	80.18	99.94	44.49	58.19	100	45.55	0	0	100
GA	11	1,706,042.56	155,094.78	0.701	2.4	7.15	357.6	645	79.98	100	43.06	47.15	100	100	0	0	100

DTI
DTI > 50	8	1,969,740.00	246,217.50	0.81	3.3	6.163	356.7	646	80.32	98.5	52.57	72.18	100	68.71	0	0	100

Silent 2nds	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Standard & Poor's Ratings Services

09-29-2005

New Century

04:40:55 PM

Fina1HASCO2-lOPool-S&PExport

FINAL

POOL/PORTFOLIO LOSS COVERAGE SUMMARY REPORT
			'AAA'		Pool Modified Date - 09/29/2005
Weighted Average Foreclosure Frequency Loss Severity			31.16 58.18		Total Analyzed Balance $ 462,280,151.30
Net Loss Coverage			18.13
Simultaneous Seconds Factor			1.15 (x)
LC after Simultaneous Seconds Factor Pool Size Factor			20.81 1.00 (x)		Total Loans in Pool 1,693 Total Loans with FATAL Errors 0 Total Loans with Assumptions 0
					Total Loans Analyzed 1,693
Total Loss Coverage			20.81
Rating Category	Total LC	Total WAFF	Total LS
'AAA'	20.81	35.76	58.18
'AA+'	16.83	32.09	52.45
'AA'	13.30	26.81	49.62
	12.06	25.07	48.11
,A+'	10.63	23.38	45.48
'A'	9.51	21.62	43.98	Range of Expected Loss Loss
'A-'	8.59	20.23	42.49	1.49%<------------>2.48%
'BBB+'	7.74	18.61	41.56
'BBB'	6.98	17.18	40.63	$ 6,869,713.07<----------->$ 11,449,521.79
'BBB-'	6.05	15.17	39.89
'BB+'	5.08	12.98	39.16
'BB'	4.18	10.77	38.80
'BB-'	3.43	8.93	38.43
'B+'	2.70	7.09	38.07
'B'	1.98	5.26	37.70
'B-'	1.27	3.42	36.97
OTHER RISKS			Coverage Amount (S)		Coverage Amount % of Total Pool
Bankruptcy Sum[(0.06% x Balance) of loans with Original (or Adjusted, if applicable) 1st/Combined LTV > 75%]			247,260.72		0.053
Minimum			100.000.00
Fraud				'AAA'
Year I				3.00
Y- 2				2.00
Year 3				1.00
Year 4				1.00
Year 5				1.00
Special Hazard l % of Total Balance			4,622,801.51		1.000
2 x Largest Loan Balance			1,955,000.00		0.423
Largest Balance in CA Zip - 92336			4,374,497.63		0.946
Minimum			2,311,400.76		0.500

The above analysis is based upon the input data, which data may be obsolete, inaccurate or incomplete, and Standard & Poor's may apply other requirements to a transaction involving the loans analyzed. Ratings requirements are subject to change. The information contained herein does not indicate that Standard & Poors has consented to being an "expert" under the Federal securities laws and this analysis is not a recommendation to buy, hold or sell residential mortgage loans or pools of loans. House price movements used in calculating the S&P Housing Volatility Index, and to update LTVs in seasoned loans, are obtained from the Office of Federal Housing Enterprise Oversight (OFHEO), an agency of the U.S. Federal Government.

All data in this report refers to Analyzed Loans

Report 17

Standard & Poor's LEVELS vet -5.6c

The McGRAW-HILL Companies

Standard & Poor's Ratings Services

09-29-2005

New Century

04:40:55 PM

Fina1HASCO2-lOPool-S&PExport

FINAL

POOL/PORTFOLIO LOSS COVERAGE SUMMARY REPORT (Without Factors)
	'AAA'
		Pool Modified Date - 09/29/2005
Weighted Average Foreclosure Frequency Loss Severity	31.16 58.18	Total Analyzed Balance S 462,280,151.30
Net Loss Coverage	18.13
Simultaneous Seconds Factor	1.00 (x)
LC after Simultaneous Seconds Factor	18.13	Total Loans in Pool 1,693 Total Loans with FATAL Errors 0
Pool Size Factor	1.00 (x)
		Total Loans with Assumptions 0
Total Loss Coverage	18.13	Total Loans Analyzed 1,693

Rating Category	Total LC	Total WAFF	Total LS
'AAA'	18.13	31.16	58.18
,AA+'	14.77	28.15	52.45
'AA'	11.70	23.57	49.62
'AA-'	10.61	22.06	48.11
'A+'	9.37	20.61	45.48 Loss
'A'	8.39	19.09	43.98	Range of Expected Loss
'A-'	7.60	17.88	42.49	1.35%<------------>2.24
'BBB+'	6.84	16.47	41.56
'BBB'	6.18	15.22	40.63	$ 6,219,608.50<--------------->$ 10,366,014.16
'BBB-'	5.37	13.46	39.89
'BB+'	4.52	11.54	39.16
'BB'	3.73	9.60	38.80
'BB-'	3.07	7.99	38.43
'B+'	2.43	6.37	38.07
'B'	1.79	4.76	37.70
'B-'	1.16	3.15	36.97

OTHER RISKS

	Coverage Amount ($)		Coverage Amount % of Total Pool

Bankruptcy Sum[(0.06% x Balance) of loans with Original (or Adjusted, if applicable) 1st/Combined LTV > 75%	247,260.72		0.053
Minimum	100.000.00
Fraud		'AAA'
Year 1		3.00
Year 2		2.00
Year 3		1.00
Year 4		1.00
Year 5		1.00
Special Hazard I % of Total Balance	4,622,801.51		1.000
2 x Largest Loan Balance	1.955,000.00		0.423
Largest Balance in CA Zip - 92336	4,374,497.63		0.946
Minimum	2,311,400.76		0.500

The above analysis is based upon the input data, which data may be obsolete, inaccurate or incomplete, and Standard & Poor's may apply other requirements to a transaction involving the loans analyzed. Ratings requirements are subject to change. The information contained herein does not indicate that Standard & Poors has consented to being an "expert" under the Federal securities laws and this analysis is not a recommendation to buy, hold or sell residential mortgage loans or pools of loans. House price movements used in calculating the S&P Housing Volatility Index, and to update LTVs in seasoned loans, are obtained from the Office of Federal Housing Enterprise Oversight (OFHEO), an agency of the U.S. Federal Government.

All data in this report refers to Analyzed Loans

Report 18

Standard & Poor's LEVELS vet -5.6c

The MCGRAW-HILL Companies